UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2006

HAEMONETICS CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-10730	04-2882273

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Wood Road	02184

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 781-848-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS

On June 6, 2006 we entered into a definitive agreement with Arryx, Inc. (Arryx), a privately held nano-technology company, whereby we will acquire the outstanding shares of Arryx that we do not already own for $26 million in cash.  We have been collaborating with Arryx since October 2004 in developing and commercializing proprietary blood separation and processing technologies.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

EXHIBIT 99.1	Press Release of Haemonetics Corporation dated June 8, 2006 announcing the acquisition of Arryx, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION

(Registrant)

Date: June 8, 2006	/s/ Ronald J. Ryan

Ronald J. Ryan, Vice President and Chief Financial Officer